UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2006

ALASKA AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8957	91-1292054
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

19300 International Boulevard, Seattle, Washington 98188

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (206) 392-5040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 29, 2006, Alaska Air Group, Inc. announced that it has called for redemption on April 28, 2006 all of its outstanding Senior Convertible Notes due 2023 (the “Notes”). The aggregate principal amount of Notes outstanding is $150 million.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the press release issued on March 29, 2006.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press Release dated March 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA AIR GROUP, INC. (Registrant)

Date: March 29, 2006	By:	/s/ Brandon S. Pedersen
	Name:	Brandon S. Pedersen
	Title:	Staff Vice President/Finance and Controller

Date: March 29, 2006	By:	/s/ Bradley D. Tilden
	Name:	Bradley D. Tilden
	Title:	Executive Vice President/Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated March 29, 2006.